UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2022

HF Sinclair Corporation

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-41325	87-2092143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, TX	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-3555

Registrant’s Telephone Number, including Area Code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On April 27, 2022 (the “Settlement Date”), HF Sinclair Corporation (the “Company”) announced the completion of the previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding HFC Notes (as defined below) issued by HollyFrontier Corporation (“HFC”) for New Notes (as defined below) to be issued by the Company and cash and (ii) solicitations of consents (collectively, the “Consent Solicitations”) to adopt the Proposed Amendments (as defined below) in the related indenture and supplemental indentures governing the HFC Notes (collectively, the “HFC Indenture”), commenced by the Company, on March 24, 2022.

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the HFC Notes set forth below were tendered and subsequently accepted or not tendered and accepted in connection with the Exchange Offers and Consent Solicitations as designated by the applicable column heading. The HFC Notes not tendered and accepted will not be cancelled in connection with the Exchange Offers and Consent Solicitations and will remain outstanding, as amended, as described below.

Title of Series of HFC Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Not Tendered and Accepted
2.625% Senior Notes due 2023	$290,348,000	$59,652,000
5.875% Senior Notes due 2026	$797,100,000	$202,900,000
4.500% Senior Notes due 2030	$325,034,000	$74,966,000

In connection with the settlement of the Exchange Offers and Consent Solicitations, on April 27, 2022, the Company and Computershare Trust Company, N.A., as trustee, entered into that certain Indenture (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case dated as of April 27, 2022, with respect to the issuance of the following New Notes, each series with the interest rate and maturity date as set forth below:

(i)

$290,348,000 aggregate principal amount of 2.625% Senior Notes due October 1, 2023 (the “New 2023 Notes”), which notes will bear interest at a rate of 2.625% per annum and will mature on October 1, 2023;

(ii)

$797,100,000 aggregate principal amount of 5.875% Senior Notes due April 1, 2026 (the “New 2026 Notes”), which notes will bear interest at a rate of 5.875% per annum and will mature on April 1, 2026; and

(iii)

$325,034,000 aggregate principal amount of 4.500% Senior Notes due October 1, 2030 (the “New 2030 Notes” and, together with the New 2023 Notes and the New 2026 Notes, the “New Notes”), which notes will bear interest at a rate of 4.500% per annum and will mature on October 1, 2030.

The Indenture contains covenants that, among other things, limit the Company’s ability to (i) create or assume any liens upon any principal property or capital stock of any of the Company’s principal domestic subsidiaries to secure any indebtedness for money borrowed, unless the New Notes, together with any other debt securities that may be issued under the Indenture are secured equally and ratably with or prior to the indebtedness secured by the lien and (ii) enter into any sale/leaseback transactions with regard to any principal property. Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture) with respect to the New 2023 Notes and New 2030 Notes, unless the Company has exercised its right to redeem all of the New Notes, each holder will have the right to require the Company to repurchase its New 2023 Notes or New 2030 Notes, as applicable, at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest. The New 2026 Notes do not contain the Change of Control Triggering Event and related provisions. The Indenture also contains customary events of default. Indebtedness under the New Notes may be accelerated in certain circumstances upon an event of default as set forth in the Indenture. The New Notes were issued in exchange for the HFC Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”).

The New Notes are redeemable by the Company at its option, at any time and from time to time prior to their maturity, as provided for in the Indenture.

The above descriptions of the Indenture and the New Notes are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein in its entirety, and the First Supplemental Indenture (including the forms of the New 2023 Notes, New 2026 Notes and New 2030 Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein in its entirety.

HFC’s Third Supplemental Indenture

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of HFC Notes, HFC entered into the Third Supplemental Indenture (the “HFC Third Supplemental Indenture”), dated as of April 8, 2022, among HFC and Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association (the “HFC Trustee”), with respect to the HFC Notes issued under that certain Indenture dated March 22, 2016, among HFC and the HFC Trustee (as supplemented), relating to HFC’s 2.625% Senior Notes due 2023 (the “HFC 2023 Notes”), 5.875% Senior Notes Due 2026 (the “HFC 2026 Notes”) and 4.500% Senior Notes due 2030 (the “HFC 2030 Notes” and, together with the HFC 2023 Notes and the HFC 2026 Notes, the “HFC Notes”).

The HFC Third Supplemental Indenture became operative upon the Settlement Date and amended the HFC Indenture to, among other things, eliminate from the HFC Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the U.S. Securities and Exchange Commission reporting covenant and (iv) with respect to the HFC 2023 Notes and the HFC 2030 Notes only, the offer to purchase HFC 2023 Notes and HFC 2030 Notes upon certain change of control triggering events (collectively, the “Proposed Amendments”).

The above description of the HFC Third Supplemental Indenture is qualified in its entirety by reference to the full text of the HFC Third Supplemental Indenture, a copy of which is included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 8, 2022 and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On the Settlement Date, in connection with the issuance of the New Notes, the Company, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and the additional parties listed thereto, as the dealer managers, entered into a registration rights agreement (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the New Notes for notes with terms substantially identical in all material respects to the New Notes, as applicable (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (ii) cause the registration statement to be declared effective under the Securities Act.

The Company shall be obligated to pay additional interest on the New Notes if, among other things, (i) it does not complete the exchange offer on or prior to April 27, 2023 (the “Target Registration Date”), or, if the shelf registration statement with respect to the New Notes (if required to be filed) is not declared effective on or prior to the 60th day after the later of (a) the Target Registration Date and (b) the date on which the Company receives a duly executed Shelf Request (as defined in the Registration Rights Agreement), or (ii) if applicable, a shelf registration statement covering resales of the New Notes has been declared effective and such shelf registration statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of Registrable Securities (as defined in the Registration Rights Agreement) at any time during the Shelf Effectiveness Period (as defined in the Registration Rights Agreement) (a) on more than two occasions of at least 30 consecutive days during the Shelf Effectiveness Period or (b) at any time in any 12-month period during the Shelf Effectiveness Period and such failure to remain effective or be so usable exists for more than 90 days (whether or not consecutive) in any 12-month period.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is included as Exhibit 4.6 to this Current Report on Form 8-K and incorporated herein in its entirety.

Cancellation of the HFC Notes

Pursuant to the Exchange Offers, the aggregate principal amounts of the HFC Notes set forth below were validly tendered and accepted and subsequently cancelled.

Title of Series of HFC Notes	Aggregate Principal Amount Cancelled
2.625% Senior Notes due 2023	$290,348,000
5.875% Senior Notes due 2026	$797,100,000
4.500% Senior Notes due 2030	$325,034,000

Credit Agreement

On April 27, 2022 after giving effect to the consummation of the Exchange Offers and the issuance of the New Notes, the Company, as borrower, MUFG Bank, Ltd., as administrative agent, and each of the financial institutions party thereto as lenders, entered into that certain Senior Unsecured Multi-Year Revolving Credit Agreement (the “Credit Agreement”). Pursuant to the Credit Agreement, the maximum commitment amount under the Credit Agreement will be $1,650,000,000, and the maturity date is April 30, 2026.

Indebtedness under the Credit Agreement will bear interest, at the Company’s option based on the currency of such indebtedness, at either (a) a base rate equal to the highest of the Federal Funds Effective Rate (as defined in the Credit Agreement) plus 1/2 of 1%, Spread Adjusted Term SOFR (as defined in the Credit Agreement) for a one-month interest period plus 1% and the prime rate (as publicly announced from time to time by the administrative agent), as applicable, plus an applicable margin (ranging from 0.25% to 1.125%), (b) at a rate equal to the CDOR Rate (as defined in the Credit Agreement) plus an applicable margin (ranging from 1.25% to 2.125%), (c) at a rate equal to the Spread Adjusted Term SOFR (as defined in the Credit Agreement) for the applicable interest period plus an applicable margin (ranging from 1.25% to 2.125%) or (d) at a rate equal to the Daily Simple RFR (as defined in the Credit Agreement) plus an applicable margin (ranging from 1.25% to 2.125%).

The Company incurs a commitment fee on the unused portion of the commitments (which calculation of such unused portion excludes amounts borrowed as swingline loans except to the extent that a lender has purchased a participation in a swingline loan) at a rate ranging from 0.150% to 0.350%. In each case, the applicable margin and commitment fee rate is based upon the rating issued from time to time by Moody’s Investors Service, Inc. and Standard & Poor’s Financial Services LLC, as applicable, to the Company’s senior, unsecured, non-credit enhanced long-term indebtedness for borrowed money.

The foregoing description of the Credit Agreement does not purport to be complete. The description of the Credit Agreement herein is qualified by reference to the copy of the Credit Agreement attached as Exhibit 10.1, which is incorporated by reference into this Current Report in its entirety.

Terminated HFC Credit Agreement

As a condition to entering into the Credit Agreement, HFC terminated that certain Senior Unsecured 5-Year Revolving Credit Agreement, dated as of July 1, 2014, by and among HFC, as borrower, MUFG Bank, Ltd., as administrative agent, and each of the financial institutions party thereto from time to time as lenders (as amended, restated, supplemented or otherwise modified, the “Terminated HFC Credit Agreement”). The maximum amount available to HFC under the Terminated HFC Credit Agreement was $1,350,000,000 and the Terminated HFC Credit Agreement would have matured on April 30, 2026. HFC did not pay any prepayment penalties in connection with the termination of the Terminated HFC Credit Agreement and all outstanding letters of credit under the Terminated HFC Credit Agreement were deemed to be reissued under the Credit Agreement upon the termination of the Terminated HFC Credit Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the captions “Cancellation of the HFC Notes” and “Terminated HFC Credit Agreement” is incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the captions “Exchange Offers and Consent Solicitations” and “Credit Agreement” is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the captions “Exchange Offers and Consent Solicitations,” “HFC’s Third Supplemental Indenture” and “Cancellation of the HFC Notes” is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of April 27, 2022, among HF Sinclair Corporation and Computershare Trust Company, N.A, as trustee.

4.2	First Supplemental Indenture, dated as of April 27, 2022, among HF Sinclair Corporation and Computershare Trust Company, N.A, as trustee.

4.3	Form of 2.625% Senior Notes due 2023 (included in Exhibit 4.2).

4.4	Form of 5.875% Senior Notes due 2026 (included in Exhibit 4.2).

4.5	Form of 4.500% Senior Notes due 2030 (included in Exhibit 4.2).

4.6	Registration Rights Agreement, dated as of April 27, 2022, among HF Sinclair Corporation, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and the additional parties listed thereto.

10.1#	Senior Unsecured Multi-Year Revolving Credit Agreement, dated as of April 27, 2022, among HF Sinclair Corporation, as borrower, MUFG Bank, Ltd., as administrative agent, and each of the financial institutions party thereto as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

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Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

Date: April 27, 2022	/s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and Chief Financial Officer